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                                                                    EXHIBIT 99.6

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF PUBLIC WARRANTS
                                       OF
                       INTEGRATED SECURITY SYSTEMS, INC.

          This form or one substantially equivalent to that set forth below must be used to accept the Offer (as defined below) if certificates for Redeemable Common Stock Purchase Warrants (the "Public Warrants"), of Integrated Security Systems, Inc., a Delaware corporation, are not immediately available, or the procedure for book-entry transfer cannot be completed on a timely basis, or a warrant holder cannot deliver the certificate(s) and all other required documents to the Transfer Agent prior to the Expiration Date (as defined in the Offering Circular referred to below). Such form must be delivered by hand or sent by facsimile transmission or mail to the Transfer Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Offer--How to Tender" in the Offering Circular.

                              The Transfer Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                     By Hand Delivery:                     Facsimile Transmission:                         By Mail:
                       or Overnight
                                                               (718) 921-8323                           40 Wall Street
                     6201 15th Avenue                                                              New York, New York 10005
                 Brooklyn, New York 11219
                                                            Confirm by Telephone:

                                                              1 (800) 937-5449

                           _________________________

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF
           INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         The undersigned hereby tenders to Integrated Security Systems, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offering Circular dated February 26, 1998 (the "Offering Circular") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Public Warrants shown below, pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the caption "The Offer--How to Tender."

             Number of Warrants                                           Name(s) of Record Holder(s)

             -----------------------------------------------------        ------------------------------------------------------

                                                                          ------------------------------------------------------
             Certificate Nos. For Warrants (if available)                                 (Please Type or Print)

                                                                          Address(es)
             -----------------------------------------------------                   -------------------------------------------

             -----------------------------------------------------        ------------------------------------------------------
                                                                                           (Including Zip Code)


                                                                          ------------------------------------------------------
                                                                                    Area Code and Telephone Number(s)

             [ ]     Check box if Warrants will be tendered by
                     book-entry transfer                                  ------------------------------------------------------

                                                                          ------------------------------------------------------
                                                                                               Signature(s)

             Account Number                                               Dated                                          , 1998
                            --------------------------------------              -----------------------------------------
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                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, guarantees that the undersigned will deliver to the Transfer Agent the certificates representing the shares tendered hereby in proper form for transfer, or timely confirmation of book-entry transfer of such shares into the Transfer Agent's account at The
Depository Trust Company, together with a properly completed and duly executed
Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other required documents, all within three New
York Stock Exchange, Inc. trading days after the date hereof.


             -----------------------------------------------------        ------------------------------------------------------
                                (Name of Firm)                                                  (Address)


             -----------------------------------------------------        ------------------------------------------------------
                       (Area Code and Telephone Number)                                   (Authorized Signature)

             Dated:                                         , 1998
                     ---------------------------------------

         The institution which completes this form must communicate the guarantee to the Transfer Agent and must deliver the Letter of Transmittal and certificates for Common Stock to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

         NOTE:   DO NOT SEND CERTIFICATES FOR WARRANTS WITH THIS NOTICE.
                 PUBLIC WARRANT CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.





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